September 9, 2010

Dear Contract Holder:

Attached are the December 31, 2009 audited financial statements of Washington National Insurance Company. We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,
Washington National Insurance Company

The March 1, 2010 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 26, 2010 is incorporated herein by reference.

Washington National Insurance Company

Consolidated Financial Statements

as of December 31, 2009 and 2008,
and for the years ended December 31, 2009, 2008 and 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Washington National Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and its subsidiaries (the "Company") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

August 31, 2010

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
December 31, 2009 and 2008
(Dollars in millions)

ASSETS

	2009	2008
Investments:
Actively managed fixed maturities at fair value (amortized cost:2009 - $5,359.8; 2008 - $5,936.2)	$5,154.0	$4,995.9
Preferred stock of affiliates at fair value	44.3	30.9
Mortgage loans	689.1	760.8
Policy loans	240.1	307.9
Trading securities	118.9	168.7
Securities lending collateral	49.0	111.9
Other invested assets	78.5	50.9

Total investments	6,373.9	6,427.0

Cash and cash equivalents	31.4	71.2
Accrued investment income	110.2	119.6
Value of policies in force at the Effective Date	304.5	388.9
Cost of policies produced	256.9	291.0
Reinsurance receivables	2,919.6	2,746.4
Income tax assets, net	285.5	509.7
Assets held in separate accounts	17.3	18.2
Other assets	137.7	140.8

Total assets	$10,437.0	$10,712.8

(continued on next page)

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET (Continued)
December 31, 2009 and 2008
(Dollars in millions, except per share amount)

LIABILITIES AND SHAREHOLDER'S EQUITY

	2009	2008
Liabilities:
Insurance liabilities	$8,752.0	$9,392.4
Liabilities related to separate accounts	17.3	18.2
Investment borrowings	454.7	455.9
Securities lending payable	50.0	115.6
Other liabilities	126.7	92.3

Total liabilities	9,400.7	10,074.4

Commitments and contingencies (Note 7)

Shareholder's equity:
Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000 shares authorized, 5,007,370 shares issued and outstanding)	1,778.3	1,782.4
Accumulated other comprehensive loss	(120.0)	(584.0)
Accumulated deficit	(622.0)	(560.0)

Total shareholder's equity	1,036.3	638.4

Total liabilities and shareholder's equity	$10,437.0	$10,712.8

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS
for the years ended December 31, 2009, 2008 and 2007
(Dollars in millions)

	2009	2008	2007
Revenues:
Insurance policy income	$632.6	$655.0	$683.4
Net investment income	410.0	401.8	570.0
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	29.4	(24.1)	(42.8)
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(132.5)	(53.2)	(86.4)
Other-than-temporary impairment losses recognized in accumulated other comprehensive loss	74.4	-	-
Net impairment losses recognized	(58.1)	(53.2)	(86.4)
Total realized gains (losses)	(28.7)	(77.3)	(129.2)
Other	7.9	8.8	8.2

Total revenues	1,021.8	988.3	1,132.4

Benefits and expenses:
Insurance policy benefits	802.4	717.6	872.0
Amortization	107.8	93.1	121.0
Interest expense on investment borrowings	20.5	22.4	17.6
Costs related to a litigation settlement	-	-	32.2
Loss related to an annuity coinsurance transaction	-	-	76.5
Other operating costs and expenses	192.4	208.7	273.3

Total benefits and expenses	1,123.1	1,041.8	1,392.6

Loss before income taxes	(101.3)	(53.5)	(260.2)

Income tax expense (benefit):
Tax benefit on period income	(37.7)	(16.2)	(93.9)
Valuation allowance for deferred tax assets	-	24.3	18.7

Net loss	$(63.6)	$(61.6)	$(185.0)

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(Dollars in millions)

	Common stock and additional paid-in capital	Accumulated other comprehensive income (loss)	Accumulated deficit	Total

Balance, December 31, 2006	$1,740.6	$(9.2)	$(212.4)	$1,519.0

Comprehensive loss, net of tax:
Net loss	-	-	(185.0)	(185.0)
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax benefit of $32.4)	-	(57.6)	-	(57.6)

Total comprehensive loss				(242.6)

Net transfer of investments to affiliates	2.6	-	-	2.6

Dividends on common stock	-	-	(76.0)	(76.0)

Balance, December 31, 2007	1,743.2	(66.8)	(473.4)	1,203.0

Comprehensive loss, net of tax:
Net loss	-	-	(61.6)	(61.6)
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax benefit of $288.9)	-	(517.2)	-	(517.2)

Total comprehensive loss				(578.8)

Capital contribution from parent	38.8	-	-	38.8

Net transfer of investments to affiliates	.4	-	-	.4

Dividends on common stock	-	-	(25.0)	(25.0)

Balance, December 31, 2008	1,782.4	(584.0)	(560.0)	638.4

Comprehensive loss, net of tax:
Net loss	-	-	(63.6)	(63.6)
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $276.8)	-	494.1	-	494.1
Noncredit component of impairment losses on actively managed fixed maturities (net of applicable income tax benefit $16.1)	-	(28.5)	-	(28.5)

Total comprehensive loss				402.0

Net transfer of investments from affiliates	(4.1)	-	-	(4.1)
Effect of reclassifying noncredit component of previously recognized impairment losses on actively managed fixed maturities (net of applicable income tax benefit of $.8)	-	(1.6)	1.6	-

Balance, December 31, 2009	$1,778.3	$(120.0)	$(622.0)	$1,036.3

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
for the years ended December 31, 2009, 2008 and 2007
 (Dollars in millions)

	2009	2008	2007
Cash flows from operating activities:
Net loss	$(63.6)	$(61.6)	$(185.0)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and depreciation	117.7	109.7	141.2
Income taxes	(36.5)	43.2	(51.2)
Insurance liabilities	(68.7)	(137.1)	(51.1)
Accrual and amortization of investment income	(24.7)	11.6	49.2
Deferral of policy acquisition costs	(33.3)	(57.0)	(98.9)
Net losses from sales of investments	28.7	77.3	129.2
Loss related to an annuity coinsurance transaction	-	-	76.5
Other	(7.9)	(10.4)	13.9

Net cash provided (used) by operating activities	(88.3)	(24.3)	23.8

Cash flows from investing activities:
Sales of investments	3,524.4	2,575.1	2,606.6
Maturities and redemptions	198.4	219.4	475.9
Purchases of investments	(3,429.6)	(2,801.4)	(3,198.1)
Net sales of trading securities	57.6	109.2	(16.0)
Other	(6.9)	(22.6)	(14.3)

Net cash provided (used) by investing activities	343.9	79.7	(145.9)

Cash flows from financing activities:
Capital contribution from parent	-	38.8	-
Deposits to insurance liabilities	464.6	532.4	878.3
Withdrawals from insurance liabilities	(758.8)	(651.5)	(1,090.4)
Investment borrowings	(1.2)	(4.8)	449.1
Dividends paid on common stock	-	(25.0)	(76.0)

Net cash provided (used) by financing activities	(295.4)	(110.1)	161.0

Net increase (decrease) in cash and cash equivalents	(39.8)	(54.7)	38.9

Cash and cash equivalents, beginning of year	71.2	125.9	87.0

Cash and cash equivalents, end of year	$31.4	$71.2	$125.9

The accompanying notes are an integral part
of the consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

1.	BASIS OF PRESENTATION

Washington National Insurance Company (“Washington National”) and its wholly owned subsidiaries, Conseco Insurance Company (“CIC”) and Conseco Life Insurance Company (“Conseco Life”) (collectively "we" or the "Company") are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products.  The Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., (“CNO Financial”, formerly known as Conseco, Inc. prior to its name change in May 2010) a Delaware corporation.  CNO Financial became the successor to Conseco, Inc., an Indiana corporation, in connection with its bankruptcy reorganization which became effective on September 10, 2003 (the “Effective Date”).  CNO Financial is a financial services holding company with subsidiaries operating throughout the United States.  Prior to July 23, 2008, the Company’s direct parent was Conseco Life Insurance Company of Texas (“Conseco Life of Texas”), an indirect wholly owned subsidiary of CNO Financial.  On July 23, 2008, Conseco Life of Texas paid a dividend to its direct parent, CDOC, Inc. (“CDOC”), in the form of 100 percent of the common stock of the Company. As a result, all outstanding shares of the Company are owned by CDOC, which is a wholly owned subsidiary of CNO Financial.  Either Conseco Life of Texas or CDOC is referred to as the “Parent” as the context implies.

On August 11, 2008, CNO Financial and CDOC (the “CNO Financial Parties”), entered into a Transfer Agreement with Senior Health Care Transition Trust (the “Transition Trust”), pursuant to which the CNO Financial Parties would transfer the stock of Senior Health Insurance Company of Pennsylvania (“Senior Health”, formerly known as Conseco Senior Health Insurance Company prior to its name change in October 2008) to an independent trust named Senior Health Care Oversight Trust (the “Oversight Trust”) for the exclusive benefit of Senior Health’s long-term care policyholders.  On November 12, 2008, the Pennsylvania Department of Insurance approved the transaction and the transaction was consummated.

Prior to the completion of the transaction, Conseco Life entered into an assignment agreement (the “Assignment”), effective October 1, 2008, with Senior Health, pursuant to which the assets and liabilities pertaining to Senior Health’s non-long-term care business have been assigned and assumed by Conseco Life, and Conseco Life has the right and the obligation to administer, manage and oversee all aspects of the non-long-term care business of Senior Health.  Conseco Life paid a ceding commission of $35.7 million to Senior Health on November 12, 2008 upon closing of the Assignment.  In connection with the Assignment, Washington National received capital contributions from CDOC totaling $38.8 million.  Such amount was used to pay the aforementioned ceding commission and $3.1 million was equal to the statutory book value of Senior Health preferred stock and accrued dividends owned by CIC.  The preferred stock was transferred to Oversight Trust for no consideration and CIC cancelled its right to receive payment of any accrued dividends on the preferred stock.

In addition, on November 12, 2008, Washington National entered into an administrative services agreement with Senior Health, whereby Senior Health will administer Washington National’s long-term care business.

The Assignment described above was accounted for similar to a pooling of interests because all of the net assets are under common control of CNO Financial.  Therefore, the assets and liabilities related to the Assignment were combined at their book values and the consolidated statements of operations, shareholder’s equity and cash flows have been restated for all periods presented as if the net assets had always been combined.

Intercompany transactions among the consolidated companies have been eliminated in consolidation.  We have reclassified certain amounts from the prior periods to conform with the 2009 presentation.

When we prepare financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods.  For example, we use significant estimates and assumptions to calculate values for the cost of policies produced, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals.  If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

2.	ASSIGNMENT

As described in Note 1, the consolidated financial statements include the net assets related to the Assignment and its results of operations, changes in shareholder’s equity and cash flows as if the net assets had always been combined.  The impact of the Assignment on certain balances reflected in the consolidated financial statements was as follows (dollars in millions):

	Amount prior
	to effect of the		Reported
	Assignment	Assignment	amount
2007
Insurance policy income	$630.9	$52.5	$683.4
Net investment income	547.3	22.7	570.0
Total revenues	1,056.9	75.5	1,132.4
Insurance policy benefits	831.2	40.8	872.0
Amortization	115.6	5.4	121.0
Other operating costs and expenses	242.2	31.1	273.3
Total benefits and expenses	1,315.3	77.3	1,392.6
Loss before income taxes	(258.4)	(1.8)	(260.2)

3.         SIGNIFICANT ACCOUNTING POLICIES

The following summary explains the significant accounting policies we use to prepare our financial statements.  We prepare our financial statements in accordance with GAAP.  We follow the accounting standards established by the Financial Accounting Standards Board (“FASB”) and the Securities and Exchange Commission.

Investments

We classify our fixed maturity securities into one of three categories: (i) “actively managed” (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder’s equity); (ii) “trading” (which we carry at estimated fair value with changes in such value recognized as trading income); or (iii) “held to maturity” (which we carry at amortized cost).  We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

Equity securities include investments in common stock and non-redeemable preferred stock.  We carry these investments at estimated fair value.  We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder’s equity.  When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations.  Equity securities are included in other invested assets.

Preferred stock of affiliates is carried at estimated fair value.  We record any unrealized gain or loss, net of income taxes, as a component of shareholder’s equity.

Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.  Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate.  Payment terms specified for mortgage loans may include a prepayment penalty for unscheduled payoff of the investment.  Prepayment penalties are recognized as investment income when received.

Policy loans are stated at current unpaid principal balances.

Certain of our trading securities are held in an effort to offset the portion of the income statement volatility caused by the effect of interest rate fluctuations on the value of certain embedded derivatives related to our equity-indexed annuity products and certain modified coinsurance agreements.  See the section of this note entitled “Accounting for Derivatives”

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

for further discussion regarding embedded derivatives and the trading accounts.  In addition, the trading account includes investments backing the market strategies of our multibucket annuity products.  The change in fair value of these securities, which is recognized currently in investment income, is substantially offset by the change in insurance policy benefits for these products.  Our trading securities totaled $118.9 million and $168.7 million at December 31, 2009 and 2008, respectively.

Securities lending collateral primarily consists of fixed maturities, equity securities and cash and cash equivalents.  We carry these investments at estimated fair value.  We record any unrealized gain or loss, net of tax, as a component of shareholder’s equity.

Other invested assets include:  (i) certain call options purchased in an effort to hedge the effects of certain policyholder benefits related to our equity-indexed annuity and life insurance products; (ii) certain non-traditional investments; and (iii) equity securities.  We carry the call options at estimated fair value as further described in the section of this note entitled “Accounting for Derivatives”.  Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

We defer any fees received or costs incurred when we originate investments.  We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments without anticipation of prepayments.  We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

We regularly evaluate our investments for possible impairment.  When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

Cash and Cash Equivalents

Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months.  We carry them at amortized cost, which approximates estimated fair value.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders.  The assets of these accounts are legally segregated.  They are not subject to the claims that may arise out of any other business of the Company.  We report separate account assets at fair value; the underlying investment risks are assumed by the contractholders.  We record the related liabilities at amounts equal to the separate account assets.  We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

Value of Policies Inforce at the Effective Date

The value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 is referred to as the value of policies inforce at the Effective Date.  We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account.  The balance of this account is amortized and evaluated for recovery in the same manner as described below for the cost of policies produced.  We also adjust the value of policies inforce at the Effective Date for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields, similar to the manner described below for the cost of policies produced.  We limit the total adjustment related to the impact of unrealized losses to the total value of policies inforce recognized at the Effective Date plus interest.

The discount rate we used to determine the value of the value of policies inforce at the Effective Date was 12 percent.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The Company expects to amortize the balance of the value of policies inforce at the Effective Date as of December 31, 2009 as follows:  9 percent in 2010, 7 percent in 2011, 7 percent in 2012, 6 percent in 2013 and 6 percent in 2014.

Cost of Policies Produced

The costs that vary with, and are primarily related to, producing new insurance business subsequent to September 10, 2003 are referred to as cost of policies produced.  For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies.  For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields.  We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields.  We limit the total adjustment related to the impact of unrealized losses to the total of costs capitalized plus interest related to insurance policies issued in a particular year.  We include the impact of this adjustment in accumulated other comprehensive income within shareholder's equity.

The investment environment during the fourth quarter of 2008 resulted in significant net unrealized losses in our actively managed fixed maturity investment portfolio.  The total adjustment to accumulated other comprehensive income related to the change in the cost of policies produced for the negative amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value would have resulted in the balance of the cost of policies produced exceeding the total of costs capitalized plus interest for annuity blocks of business issued in certain years.  Accordingly, the adjustment made to the cost of policies produced and accumulated other comprehensive income was reduced by $27.5 million.

As of January 1, 2007, we adopted authoritative guidance on accounting by insurance enterprises for the cost of policies produced on internal replacements of insurance and investment contracts.  As a result of the authoritative guidance, if an internal replacement modification substantially changes a contract, then the cost of policies produced is written off immediately through the consolidated statement of operations and any new definable cost associated with the new replacement are deferred as the cost of policies produced.  If a contract modification does not substantially change the contract, the amortization of the cost of policies produced on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced.  We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.  If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.  In certain cases, the unamortized balance of the cost of policies produced may not be deficient in the aggregate, but our estimates of future earnings indicate that profits would be recognized in early periods and losses in later periods.  In this case, we increase the amortization of the cost of policies produced over the period of profits, by an amount necessary to offset losses that are expected to be recognized in the later years.

Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue.  Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances.  Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period.  Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement.  The options attributed to the policyholder related to our equity-indexed annuity products are accounted for as embedded derivatives as described in the section of this note entitled “Accounting for Derivatives”.

Traditional life and the majority of our accident and health products (including long-term care, Medicare supplement and specified disease products) are long duration insurance contracts.  Premiums on these products are recognized as revenues when due from the policyholders.

We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using mortality tables in general use in the United States, which are modified to reflect the Company’s actual experience when appropriate.  We establish liabilities for accident and health insurance products using morbidity tables based on the Company’s actual or expected experience.  These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy.  Liabilities for future policy benefits are computed on a net-level premium method based upon assumptions as to future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company’s best estimate of such assumptions on the Effective Date).  We make an additional provision to allow for potential adverse deviation for some of our assumptions.  Once established, assumptions on these products are generally not changed unless a premium deficiency exists.  In that case, a premium deficiency reserve is recognized and the future pattern of reserve changes are modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses, determined without an additional provision for potential adverse deviation.

We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

Accounting for Long-term Care Premium Rate Increases

Washington National is subject to an order issued by the Florida Office of Insurance Regulation which impacts approximately 4,800 home health care policies issued in Florida by Washington National and its predecessor companies.  The order required Washington National to offer a choice of three alternatives to holders of home health care policies in Florida subject to premium rate increases as follows:

•	retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

•	receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

•	receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

Reserves for all three groups of policies under the order were prospectively adjusted using a prospective revision methodology as these alternatives were required by the Florida Office of Insurance Regulation.  These policies had no insurance acquisition costs established at the Effective Date.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Reinsurance

In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises.  We currently retain no more than $.8 million of mortality risk on any one policy.  We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings.  In each case, the Company is directly liable for claims reinsured in the event the assuming company is unable to pay.

The cost of reinsurance on life and health coverages is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy.  The cost of reinsurance ceded totaled $116.5 million, $117.3 million and $105.7 million in 2009, 2008 and 2007, respectively.  We deduct this cost from insurance policy income.  Reinsurance recoveries netted against insurance policy benefits totaled $430.2 million, $421.6 million and $62.0 million in 2009, 2008 and 2007, respectively.

From time-to-time, we assume insurance from other companies.  Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above.  Reinsurance premiums assumed totaled $105.0 million, $114.6 million and $123.8 million in 2009, 2008 and 2007, respectively.  Reinsurance premiums assumed from transactions with affiliates of the Company were $78.9 million, $85.9 million and $92.1 million in 2009, 2008 and 2007, respectively.  Pursuant to a modified coinsurance agreement, substantially all of the premiums assumed from affiliates relate to individual and group specified disease business issued by Conseco Health Insurance Company (“Conseco Health,” an indirect wholly owned subsidiary of CNO Financial).

At both December 31, 2009 and 2008, less than one percent of our total reinsurance recoverables were from subsidiaries of CNO Financial.

See the section of this note entitled “Accounting for Derivatives” for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

On October 12, 2007, Washington National, CIC and Conseco Life completed a transaction to coinsure 100 percent of most of their older inforce equity-indexed annuity and fixed annuity business with Reassure America Life Insurance Company (“REALIC”), a subsidiary of Swiss Re Life & Health America Inc.  The transaction was recorded in our financial statements on September 28, 2007, the date the parties were bound by the coinsurance agreement and all regulatory approvals had been obtained.  In the transaction, REALIC:  (i) paid a ceding commission of $76.5 million; and (ii) assumed the investment and persistency risk of these policies.  Our insurance companies ceded approximately $2.8 billion of policy and other reserves to REALIC, as well as transferred the invested assets backing these policies on October 12, 2007.  Our insurance companies remain primarily liable to the policyholders in the event REALIC does not fulfill its obligations under the agreements.  Accordingly, our insurance liabilities continue to include the amounts ceded for these policies, which is offset by a corresponding amount in reinsurance receivables.  The coinsurance transaction had an effective date of January 1, 2007.

Pursuant to the terms of the annuity coinsurance agreement, the ceding commission was based on the January 1, 2007 value of the assets and liabilities related to the ceded block.  The earnings (loss) after income taxes on the business from January 1, 2007 through September 28, 2007, resulted in increases (decreases) to the loss calculated as of January 1, 2007.  Such after-tax earnings (loss) include the fair value declines on invested assets transferred to the reinsurer occurring during the first three quarters of 2007.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following summarizes the profits and losses recognized on this business in 2007 (dollars in millions):

	2007

Net earnings on the block before tax	$17.0

Realized investment losses, net of amortization of insurance intangibles	(40.6)

Loss related to the annuity coinsurance transaction	(76.5)	(a)

Net loss before income taxes	$(100.1)
____________
(a)
Amount represents the net loss before income taxes recognized on the annuity coinsurance transaction during 2007, including the earnings and losses on the block during that period and the loss recognized upon completion of the transaction.  The following summarizes the components of the loss before income taxes (dollars in millions):

Assets received (transferred)
Investments	$(2,560.8)
Accrued investment income	(28.7)
Value of policies inforce at the Effective Date	(198.9)
Cost of policies produced	(20.5)
Reinsurance receivables	2,764.3
Other	(31.9)

Net loss before income taxes	$(76.5)

In September 2009, we completed a transaction to coinsure, with an effective date of January 1, 2009, about 104,000 non-core life insurance policies with Wilton Reassurance Company (“Wilton Re”).  In the transaction, Wilton Re paid a ceding commission of $55.8 million and will coinsure and administer 100 percent of these policies.  We transferred to Wilton Re $401.6 million in cash and policy loans and $457.4 million of policy and other reserves.  Most of the policies involved in the transaction were issued by companies prior to their acquisition.  Approximately 70 percent of the policies being coinsured are from Washington National; the remainder are from CIC.  We recorded a deferred gain of approximately $26 million in 2009 which will be recognized over the remaining life of the block of insurance policies coinsured with Wilton Re.

Income Taxes

Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards (“NOLs”).  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

A reduction of the carrying amount of deferred tax assets by establishing a valuation allowance is required if, based on the available evidence, it is more likely than not that such assets will not be realized.  We evaluate the need to establish a valuation allowance for our deferred income tax assets on an ongoing basis.  In evaluating our deferred income tax assets, we consider whether the deferred income tax assets will be realized, based on the more-likely-than-not realization threshold criterion.  The ultimate realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire.  This assessment requires significant judgment.  In assessing the need for a valuation allowance, appropriate consideration is given to all positive and negative evidence related to the realization of the deferred tax assets.  This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, excess appreciated asset value over the tax basis of net assets, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning alternatives.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At December 31, 2009, our valuation allowance for our net deferred tax assets was $44.3 million as we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized.  This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations and/or interpretations on the value of such component to be fully recognized in the future.

Investment Borrowings

Conseco Life is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”).  As a member of the FHLBI, Conseco Life has the ability to borrow on a collateralized basis from FHLBI.  Conseco Life is required to hold a certain minimum amount of FHLBI common stock as a requirement of membership in the FHLBI, and additional amounts based on the amount of the borrowings.  At December 31, 2009, the carrying value of the FHLBI common stock was $22.5 million.  Collateralized borrowings from the FHLBI totaled $450.0 million as of December 31, 2009, and the proceeds were used to purchase fixed maturity securities.  The borrowings are classified as investment borrowings in the accompanying consolidated balance sheet.  The borrowings are collateralized by investments with an estimated fair value of $508.2 million at December 31, 2009, which are maintained in a custodial account for the benefit of the FHLBI.  Such investments are classified as actively managed fixed maturities in our consolidated balance sheet.  The Company recognized interest expense of $20.3 million, $21.9 million and $16.7 million in 2009, 2008 and 2007, respectively, related to the borrowings.  The following summarizes the terms of the borrowings (dollars in millions):

Amount	Maturity	Interest rate
borrowed	date	at December 31, 2009

$54.0	May 2012	Variable rate – .267%
37.0	July 2012	Fixed rate – 5.540%
13.0	July 2012	Variable rate – .344%
146.0	November 2015	Fixed rate – 5.300%
100.0	November 2015	Fixed rate – 4.890%
100.0	December 2015	Fixed rate – 4.710%

The variable rate borrowings are pre-payable on each interest reset date without penalty.  The fixed rate borrowings are pre-payable subject to payment of a yield maintenance fee based on current market interest rates.  At December 31, 2009, the aggregate fee to prepay all fixed rate borrowings was $43.8 million.

At December 31, 2009, investment borrowings consisted of:  (i) collateralized borrowings from the FHLBI of $450.0 million; and (ii) other borrowings of $4.7 million.

At December 31, 2008, investment borrowings consisted of:  (i) collateralized borrowings from the FHLBI of $450.0 million; and (ii) other borrowings of $5.9 million.

Accounting for Derivatives

Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return that is based on a percentage (the “participation rate”) of the amount of increase in the value of a particular index, such as the Standard & Poor’s 500 Index, over a specified period.  Typically, on each policy anniversary date, a new index period begins.  We are generally able to change the participation rate at the beginning of each index period during a policy year, subject to contractual minimums.  We typically buy call options or call spreads referenced to the applicable indices in an effort to hedge potential increases to policyholder benefits resulting from increases in the particular index to which the product’s return is linked.  We reflect changes in the estimated fair value of these options in net investment income.  Net investment gains (losses) related to equity-indexed products were $12.2 million, $(37.3) million and $2.7 million during 2009, 2008 and 2007, respectively.  These amounts were substantially offset by a corresponding charge to insurance policy benefits.  The estimated fair value of these options was $28.7 million and $5.7 million at December 31, 2009 and 2008, respectively.  We classify these instruments as other invested assets.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives.  The expected future cost of options on equity-indexed annuity products is used to determine the value of embedded derivatives.  While the Company does not purchase options to hedge liabilities which may arise after the current policy anniversary date, the Company must value the related forward embedded options in the policies at fair value.  These accounting requirements often create volatility in the earnings from these products.  We record the changes in the fair values of the embedded derivatives in current earnings as a component of policyholder benefits.  Effective January 1, 2008, we adopted authoritative guidance related to fair value measurements which required us to value the embedded derivatives reflecting a hypothetical market perspective for fair value measurement.  We recorded a charge of $.5 million to net income (after the effects of the amortization of the value of policies inforce at the Effective Date and the cost of policies produced (collectively referred to as “amortization of insurance acquisition costs”) and income taxes), attributable to changes in the fair value of the embedded derivatives as a result of adopting such guidance.  The fair value of these derivatives, which are classified as “liabilities for interest-sensitive products”, was $216.5 million and $226.9 million at December 31, 2009 and 2008, respectively.  We maintain a specific block of investments in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income.  The change in value of these trading securities attributable to interest fluctuations is intended to offset a portion of the change in the value of the embedded derivative.

If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss.  We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy.  At December 31, 2009, all of our counterparties were rated “A-” or higher by Standard & Poor’s Corporation (“S&P”).

Certain of our reinsurance payable balances contain embedded derivatives.  Such derivatives had an estimated fair value of $1.6 million and $6.6 million at December 31, 2009 and 2008, respectively.  We record the change in the fair value of these derivatives as a component of investment income.  We maintain a specific block of investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income.  The change in value of these trading securities attributable to interest fluctuations is intended to offset the change in value of the embedded derivatives.  However, differences will occur as corporate spreads change.

Multibucket Annuity Product

The Company’s multibucket annuity is an annuity product that credits interest based on the experience of a particular market strategy.  Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company’s investment portfolio.  Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies.  The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract.  The investments backing the market strategies of these products are designated by the Company as trading securities.  The change in the fair value of these securities is recognized currently as investment income, which is substantially offset by the change in insurance policy benefits for these products.  As of December 31, 2009, we hold insurance liabilities of $70.6 million related to multibucket annuity products.

Fair Value Measurements

Effective January 1, 2008, we adopted authoritative guidance which clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosures about the use of fair value measurements. The guidance is intended to increase consistency and comparability among fair value estimates used in financial reporting and the disclosure requirements are intended to provide users of financial statements with the ability to assess the reliability of an entity’s fair value measurements.  The initial adoption of the guidance resulted in a charge of $.5 million to net income (after the effects of the amortization of insurance acquisition costs and income taxes) in the first quarter of 2008, attributable to changes in the liability for the embedded derivatives associated with our equity-indexed annuity products.  The change resulted from the incorporation of risk margins into the estimated fair value calculation for this liability.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Definition of Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and, therefore, represents an exit price, not an entry price.  We hold fixed maturities, equity securities, derivatives, separate account assets and embedded derivatives, which are carried at fair value.

The degree of judgment utilized in measuring the fair value of financial instruments is largely dependent on the level to which pricing is based on observable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information.  Financial instruments with readily available active quoted prices would be considered to have fair values based on the highest level of observable inputs, and little judgment would be utilized in measuring fair value.  Financial instruments that rarely trade would be considered to have fair value based on a lower level of observable inputs, and more judgment would be utilized in measuring fair value.

Valuation Hierarchy

There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

•
Level 1 – includes assets and liabilities valued using inputs that are quoted prices in active markets for identical assets or liabilities.  Our Level 1 assets include exchange traded securities and U.S. Treasury securities.

•
Level 2 – includes assets and liabilities valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.  Level 2 assets and liabilities include those financial instruments that are valued by independent pricing services using models or other valuation methodologies.  These models are primarily industry-standard models that consider various inputs such as interest rate, credit spread, reported trades, broker/dealer quotes, issuer spreads and other inputs that are observable or derived from observable information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace.  Financial instruments in this category primarily include:  certain public and private corporate fixed maturity securities; certain government or agency securities; certain mortgage and asset-backed securities; and non-exchange-traded derivatives such as call options to hedge liabilities related to our equity-indexed annuity products.

•
Level 3 – includes assets and liabilities valued using unobservable inputs that are used in model-based valuations that contain management assumptions.  Level 3 assets and liabilities include those financial instruments whose fair value is estimated based on non-binding broker prices or internally developed models or methodologies utilizing significant inputs not based on, or corroborated by, readily available market information.  Financial instruments in this category include certain corporate securities (primarily private placements), certain mortgage and asset-backed securities, and other less liquid securities.  Additionally, the Company’s liabilities for embedded derivatives (including embedded derivates related to our equity-indexed annuity products and to a modified coinsurance arrangement) are classified in Level 3 since their values include significant unobservable inputs including actuarial assumptions.

At each reporting date, we classify assets and liabilities into the three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset and liability reported at fair value.  This classification is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions.  Our assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset and liability requires judgment.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The vast majority of our fixed maturity securities and separate account assets use Level 2 inputs for the determination of fair value.  These fair values are obtained primarily from independent pricing services, which use Level 2 inputs for the determination of fair value.  Substantially all of our Level 2 fixed maturity securities and separate account assets were valued from independent pricing services.  Third party pricing services normally derive the security prices through recently reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information.  If there are no recently reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed and discounted at an estimated risk-adjusted market rate.  The number of prices obtained is dependent on the Company’s analysis of such prices as further described below.

For securities that are not priced by pricing services and may not be reliably priced using pricing models, we obtain broker quotes.  These broker quotes are non-binding and represent an exit price, but assumptions used to establish the fair value may not be observable and therefore represent Level 3 inputs.  Approximately 6 percent and 1 percent of our Level 3 fixed maturity securities were valued using broker quotes or independent pricing services, respectively.  The remaining Level 3 fixed maturity investments do not have readily determinable market prices and/or observable inputs.  For these securities, we use internally developed valuations.  Key assumptions used to determine fair value for these securities may include risk-free rates, risk premiums, performance of underlying collateral and other factors involving significant assumptions which may not be reflective of an active market.  For certain investments, we use a matrix or model process to develop a security price where future cash flow expectations are developed and discounted at an estimated market rate.  The pricing matrix utilizes a spread level to determine the market price for a security.  The credit spread generally incorporates the issuer’s credit rating and other factors relating to the issuer’s industry and the security’s maturity.  In some instances issuer-specific spread adjustments, which can be positive or negative, are made based upon internal analysis of security specifics such as liquidity, deal size and time to maturity.

Privately placed securities comprise approximately 68 percent of our actively managed fixed maturities classified as Level 3.  Privately placed securities are classified as Level 3 when their valuation is based on internal valuation models which rely on significant inputs that are not observable in the market.  Our model applies spreads above the risk-free rate which are determined based on comparison to securities with similar ratings, maturities and industries that are rated by independent third party rating agencies.  Our process also considers the ratings assigned by the National Association of Insurance Commissioners (the “NAIC”) to the Level 3 securities on an annual basis.  Each quarter, a review is performed to determine the reasonableness of the initial valuations from the model.  If an initial valuation appears unreasonable based on our knowledge of a security and current market conditions, we make appropriate adjustments to our valuation inputs.  The remaining securities classified as Level 3 are primarily valued based on internally developed models using estimated future cash flows.

For certain Level 3 assets, we have increased our default assumptions based on our review of the underlying collateral. The changes in our assumptions resulted in lower cash flow estimates for some of our subordinated tranches and have resulted in such securities being impaired.  The default rate we expect to experience related to the collateral underlying the subordinated tranches increased from 1.7 percent to 7.6 percent for the experience expected in 2009; from .8 percent to 3.2 percent for 2010; and from .8 percent to 1.5 percent for each year subsequent to 2010.  However, the changes in assumptions did not change our cash flow estimates for the non-subordinated tranches within our Level 3 investments.  We recognized other-than-temporary impairments on securities classified as Level 3 investments of $13.2 million (including $8.1 million of impairment losses recognized through accumulated other comprehensive loss) during 2009.

As the Company is responsible for the determination of fair value, we perform monthly quantitative and qualitative analysis on the prices received from third parties to determine whether the prices are reasonable estimates of fair value.  The Company’s analysis includes:  (i) a review of the methodology used by third party pricing services; (ii) a comparison of pricing services’ valuation to other pricing services’ valuations for the same security; (iii) a review of month to month price fluctuations; (iv) a review to ensure valuations are not unreasonably stale; and (v) back testing to compare actual purchase and sale transactions with valuations received from third parties.  As a result of such procedures, the Company may conclude the prices received from third parties are not reflective of current market conditions.  In those instances, we may request additional pricing quotes or apply internally developed valuations.  However, the number of instances is insignificant and the aggregate change in value of such investments is not materially different from the original prices received.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of the fair value measurements of our investments priced by independent pricing services was based upon the Company’s judgment of the inputs or methodologies used by the independent pricing services to value different asset classes.  Such inputs include:  benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data.  The Company categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, is determined based on the consideration of several inputs including closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk.  For certain embedded derivatives, we may use actuarial assumptions in the determination of fair value.

The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2009 is as follows (dollars in millions):

	Quoted prices
	in active markets	Significant other	Significant
	for identical assets	observable	unobservable
	or liabilities	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Actively managed fixed maturities	$31.0	$4,279.2	$843.8	$5,154.0
Equity securities	-	-	29.3	29.3
Trading securities	4.2	111.0	3.7	118.9
Securities lending collateral	-	18.7	5.1	23.8
Other invested assets	-	28.6 (a)	2.1 (b)	30.7
Assets held in separate accounts	-	17.3	-	17.3

Liabilities:
Liabilities for insurance products:
Embedded derivative instruments	-	-	218.1 (c)	218.1
_____________
(a)	Includes derivatives.
(b)	Includes equity-like holdings in special-purpose entities.
(c)	Includes $216.5 million of embedded derivatives associated with our equity-indexed annuity products and $1.6 million of embedded derivatives associated with a modified coinsurance agreement.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2008 is as follows (dollars in millions):

	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)		Total

Assets:
Actively managed fixed maturities	$26.1	$4,171.7		$798.1		$4,995.9
Equity securities	-	-		29.9		29.9
Trading securities	8.8	157.2		2.7		168.7
Securities lending collateral	-	36.0		9.6		45.6
Other invested assets	-	(.3)	(a)	2.3	(b)	2.0
Assets held in separate accounts	-	18.2		-		18.2

Liabilities:
Liabilities for insurance products:
Embedded derivative instruments	-	-		233.5	(c)	233.5
_____________
(a)	Includes derivatives.
(b)	Includes equity-like holdings in special-purpose entities.
(c)	Includes $226.9 million of embedded derivatives associated with our equity-indexed annuity products and $6.6 million of embedded derivatives associated with a modified coinsurance agreement.

The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2009 (dollars in millions):

						Embedded derivative
	Actively			Securities	Other	instruments included
	managed fixed	Equity	Trading	lending	invested	in liabilities for
	maturities	securities	securities	collateral	assets	insurance products

Beginning balance as of December 31, 2008	$798.1	$29.9	$2.7	$9.6	$2.3	$(233.5)
Purchases, sales, issuances and settlements, net	(14.0)	-	-	(9.9)	-	19.5
Total realized and unrealized gains (losses):
Included in net loss	(5.3)	-	-	-	(1.9)	(4.1)
Included in other comprehensive income (loss)	66.7	(.6)	1.0	.2	1.7	-
Transfers into Level 3	12.5	-	-	5.2	-	-
Transfers out of Level 3 (a)	(14.2)	-	-	-	-	-

Ending balance as of December 31, 2009	$843.8	$29.3	$3.7	$5.1	$2.1	$(218.1)

Amount of total gains (losses) for the year ended December 31, 2009 included in our net loss relating to assets and liabilities still held as of the reporting date	$(3.9)	$-	$1.0	$-	$-	$(4.1)

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

___________
(a)	Transfers out of Level 3 are reported as having occurred at the beginning of the period.

The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2008 (dollars in millions):

						Embedded derivative
	Actively			Securities	Other	instruments included
	managed fixed	Equity	Trading	lending	invested	in liabilities for
	maturities	securities	securities	collateral	assets	insurance products

Beginning balance as of December 31, 2007	$785.9	$30.4	$10.3	$23.0	$1.9	$(239.2)
Purchases, sales, issuances and settlements, net	130.4	(.6)	(5.0)	(3.6)	6.5	24.8
Total realized and unrealized gains (losses):
Included in net loss	(7.7)	-	(2.2)	-	(5.3)	(19.1)
Included in other comprehensive income (loss)	(95.0)	.1	-	(.3)	(.8)	-
Transfers into Level 3	21.7	-	-	-	-	-
Transfers out of Level 3 (a)	(37.2)	-	(.4)	(9.5)	-	-

Ending balance as of December 31, 2008	$798.1	$29.9	$2.7	$9.6	$2.3	$(233.5)

Amount of total gains (losses) for the year ended December 31, 2008 included in our net loss relating to assets and liabilities still held as of the reporting date	$-	$-	$-	$-	$(5.3)	$(19.1)
___________
(a)	Transfers out of Level 3 are reported as having occurred at the beginning of the period.

At December 31, 2009, 75 percent of our Level 3 actively managed fixed maturities were investment grade and 93 percent of our Level 3 actively managed fixed maturities consisted of corporate securities.

Realized and unrealized investment gains and losses presented in the preceding tables represent gains and losses during the time the applicable financial instruments were classified as Level 3.

Realized and unrealized gains (losses) on Level 3 assets are primarily reported in either net investment income for policyholder and reinsurer accounts and other special purpose portfolios, net realized investment gains (losses) or insurance policy benefits within the consolidated statement of operations or other comprehensive income (loss) within shareholders’ equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period.  Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities, purchases and settlements of derivative instruments, and changes to embedded derivative instruments related to insurance products resulting from the issuance of new contracts, or changes to existing contracts.

We review the fair value hierarchy classifications each reporting period.  Transfers in and/or (out) of Level 3 in 2009 were primarily due to changes in the observability of the valuation attributes resulting in a reclassification of certain financial assets or liabilities.  Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The amount presented for gains (losses) included in our net loss for assets and liabilities still held as of the reporting date primarily represents impairments for actively managed fixed maturities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivative instruments included in liabilities for insurance products that exist as of the reporting date.

We use the following methods and assumptions to determine the estimated fair values of other financial instruments:

Preferred stock of affiliates.  The issuers, which are subsidiaries of CNO Financial, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends.  The estimated fair value of these investments approximates such redemption amounts.

Cash and cash equivalents.  The carrying amount for these instruments approximates their estimated fair value.

Mortgage loans and policy loans.  We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  We aggregate loans with similar characteristics in our calculations.  The fair value of policy loans approximates their carrying value.

Other invested assets.  We use quoted market prices, where available.  When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment.  Investments in limited partnerships are accounted for under the equity method which approximates estimated fair value.

Insurance liabilities for interest-sensitive products.  We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

Investment borrowings.  The estimated fair values are assumed to approximate carrying values.

The estimated fair values of our financial instruments at December 31, 2009 and 2008, were as follows (dollars in millions):

	2009		2008
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets:
Actively managed fixed maturities	$5,154.0	$5,154.0	$4,995.9	$4,995.9
Preferred stock of affiliates	44.3	44.3	30.9	30.9
Mortgage loans	689.1	622.6	760.8	747.5
Policy loans	240.1	240.1	307.9	307.9
Trading securities	118.9	118.9	168.7	168.7
Securities lending collateral	49.0	49.0	111.9	111.9
Other invested assets	78.5	78.5	50.9	50.9
Cash and cash equivalents	31.4	31.4	71.2	71.2

Financial liabilities:
Insurance liabilities for interest-sensitive products (a)	6,346.8	6,346.8	6,945.2	6,945.2
Investment borrowings	454.7	454.7	455.9	455.9
____________________
(a)
The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2009 and 2008.  This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Sales Inducements

Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract.  Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time.  These enhanced rates and persistency bonuses are considered sales inducements in accordance with GAAP.  Such amounts are deferred and amortized in the same manner as the cost of policies produced.  Sales inducements deferred totaled $5.6 million, $21.3 million and $32.6 million in 2009, 2008 and 2007, respectively.  Amounts amortized totaled $14.1 million, $14.8 million and $9.0 million in 2009, 2008 and 2007, respectively.  The unamortized balance of deferred sales inducements was $96.9 million and $105.4 million at December 31, 2009 and 2008, respectively.  The balance of insurance liabilities for persistency bonus benefits was $129.7 million and $182.4 million at December 31, 2009 and 2008, respectively.

Out-of-Period Adjustments

We recorded the net effects of certain out-of-period adjustments which increased our net loss by $19.8 million in 2009. We evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors in relation to 2009, as well as the materiality to the periods in which they originated.  The impact of correcting these errors in prior years was not significant to any individual period and does not impact the consolidated financial position of the Company as of December 31, 2009.  Management believes these errors are immaterial to the consolidated financial statements.

Recently Issued Accounting Standards

Pending Accounting Standards

In January 2010, the FASB issued authoritative guidance which requires new disclosures and clarifies existing disclosure requirements related to fair value.  An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3.  In addition, the guidance amends the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level.  The guidance will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010.  We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance that requires an entity to perform a qualitative analysis to determine whether a primary beneficiary interest is held in a Variable Interest Entity (“VIE”).  Under the new qualitative model, the primary beneficiary must have both the power to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE.  The guidance also requires ongoing reassessments to determine whether a primary beneficiary interest is held and additional disclosures, including the financial statement effects of the entity’s involvement with VIEs.  The guidance will be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.  Earlier application is prohibited.  We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance that is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.  The guidance must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter.  Earlier application is prohibited.  The guidance must be applied to transfers occurring on or after the effective date.  Additionally, on or after the effective date, the concept of a qualifying special-purpose entity is no longer relevant for accounting purposes.  Therefore, formerly qualifying special-purpose entities (as defined under previous accounting standards) should be evaluated for consolidation by reporting

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

entities on and after the effective date in accordance with the applicable consolidation guidance.  If the evaluation on the effective date results in consolidation, the reporting entity should apply the transition guidance provided in the pronouncement that requires consolidation.  We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

Adopted Accounting Standards

In June 2009, the FASB issued “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” which established the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles in the preparation of financial statements in conformity with GAAP.  Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants.  The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates.  Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification.  These changes and the Codification itself do not change GAAP.  Codification was effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Other than the manner in which new accounting guidance is referenced, the adoption of Codification had no impact on our consolidated financial statements.

In May 2009, the FASB issued authoritative guidance that established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  In particular, the guidance sets forth:  (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  The requirements of the guidance are applied on a prospective basis to interim or annual financial periods ending after June 15, 2009.  The adoption of this guidance did not have a material affect on our consolidated financial statements.

On April 9, 2009, the FASB issued authoritative guidance regarding the recognition and presentation of an other-than-temporary impairment and requires additional disclosures.  The recognition provision within this guidance applies only to fixed maturity investments that are subject to the other-than-temporary impairments.  If an entity intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into:  (i) the portion of loss which represents the credit loss; and (ii) the portion which is due to other factors.  The credit loss portion is recognized as a loss through earnings while the loss due to other factors is recognized in other comprehensive loss, net of taxes and related amortization.  The guidance requires a cumulative effect adjustment to accumulated deficit and a corresponding adjustment to accumulated other comprehensive loss to reclassify the non-credit portion of previously other-than-temporarily impaired securities which were held at the beginning of the period of adoption and for which we do not intend to sell and it is more likely than not that we will not be required to sell such securities before recovery of the amortized cost basis.  The guidance is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009.  We adopted the guidance effective January 1, 2009.  The cumulative effect of adopting this guidance was a $1.6 million net decrease to accumulated deficit and a corresponding increase to accumulated other comprehensive loss.

On April 9, 2009, the FASB issued authoritative guidance which provided additional guidance on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate.  The guidance also discusses circumstances that may indicate a transaction is not orderly.  The guidance re-emphasizes that fair value continues to be the exit price in an orderly market.  Further, this guidance requires additional disclosures about fair value measurement in annual and interim reporting periods.  The guidance is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted.  We adopted the guidance effective for the period ending March 31, 2009, and this guidance did not have a material effect on our consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

On April 9, 2009, the FASB issued authoritative guidance which requires that the fair value of financial instruments be disclosed in an entity’s financial statements in both interim and annual periods.  The guidance also requires disclosure of methods and assumptions used to estimate fair values.  The guidance is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009.  We adopted the guidance for the quarter ended June 30, 2009, which did not have a material effect on our consolidated balance sheet or statement of operations.

In January 2009, the FASB issued authoritative guidance which amended certain impairment guidance by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating the impairment of certain securities.  The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due.  The guidance is effective prospectively for interim and annual reporting periods ending after December 15, 2008.  The Company adopted the guidance on December 31, 2008 and the adoption did not have a material effect on our consolidated financial statements.

In March 2008, the FASB issued authoritative guidance which required enhanced disclosures about an entity’s derivative and hedging activities.  The guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The adoption of the guidance did not have a material effect on our consolidated financial statements.

In December 2007, the FASB issued authoritative guidance which establishes new standards governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests).  The guidance establishes reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability.  It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable.  Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses.  The guidance is effective for fiscal years beginning on or after December 15, 2008.  The initial adoption of this guidance had no effect on our consolidated financial statements.

In December 2007, the FASB issued authoritative guidance which requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition date fair value, with certain exceptions.  Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits.  The guidance also provides for a substantial number of new disclosure requirements.  The guidance is effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008.  We expect that the guidance will have an effect on our accounting for business combinations, if any, that are made in the future.  In addition, the guidance changes the previous requirement that reductions in a valuation allowance for deferred tax assets established in conjunction with the implementation of fresh-start accounting be recognized as a direct increase to additional paid-in capital.  Instead, the revised standard requires that any such reduction be reported as a decrease to income tax expense through the consolidated statement of operations.  Accordingly, any reductions to our valuation allowance for deferred tax assets will be reported as a decrease to income tax expense, after the effective date of the guidance.

In December 2008, the FASB issued authoritative guidance which required public entities to provide additional disclosures about transferors’ continuing involvements with transferred financial assets and to provide additional disclosures about their involvement with VIEs.  The guidance was effective for financial statements issued for fiscal years and interim periods ending after December 15, 2008.  We adopted the guidance on December 31, 2008 and it did not have a material effect on our consolidated financial statements.

In February 2007, the FASB issued authoritative guidance which allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  We adopted the guidance on January 1, 2008.  We did not elect the fair value option for any of our financial assets or liabilities.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

In April 2007, FASB issued authoritative guidance which allows fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances.  The guidance also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts.  We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.  All collateral is maintained in a tri-party custodial account.  At December 31, 2008, $6.2 million of derivative liabilities had been offset against derivative assets executed with the same counterparty under master netting arrangements.  There were no such derivative liabilities offset against derivative assets at December 31, 2009.  We adopted the guidance on January 1, 2008, and it did not have a material effect on our consolidated financial statements.

4.	INVESTMENTS

At December 31, 2009, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows (dollars in millions):

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
Investment grade (a):
Corporate securities	$3,591.3	$88.8	$(106.3)	$3,573.8
United States Treasury securities and obligations of United States government corporations and agencies	84.6	3.0	(.7)	86.9
States and political subdivisions	147.3	.2	(16.9)	130.6
Debt securities issued by foreign governments	2.8	.2	-	3.0
Asset-backed securities	61.6	.5	(6.0)	56.1
Collateralized debt obligations	20.7	.4	(.2)	20.9
Commercial mortgage-backed securities	187.1	1.2	(24.5)	163.8
Mortgage pass-through securities	16.3	.5	(.1)	16.7
Collateralized mortgage obligations	597.7	1.4	(23.3)	575.8

Total investment grade actively managed fixed maturities	4,709.4	96.2	(178.0)	4,627.6

Below-investment grade (a):
Corporate securities	423.2	1.4	(40.7)	383.9
Asset-backed securities	22.1	-	(11.4)	10.7
Collateralized debt obligations	40.3	-	(29.0)	11.3
Commercial mortgage-backed securities	.3	-	(.2)	.1
Collateralized mortgage obligations	164.5	-	(44.1)	120.4

Total below-investment grade actively managed fixed maturities	650.4	1.4	(125.4)	526.4

Total actively managed fixed maturities	$5,359.8	$97.6	$(303.4)	$5,154.0

Preferred stock of affiliates	$41.0	$3.3	$-	$44.3
_______________
(a)
Investment ratings – Investment ratings are assigned the second lowest rating by a nationally recognized statistical rating organization (Moody’s Investor Services, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”)), or if not rated by such firms, the rating assigned by the NAIC.  NAIC designations of “1” or “2” include fixed maturities generally rated investment grade (rated “Baa3” or higher by Moody’s or rated “BBB-” or higher by S&P and Fitch.  NAIC designations of “3” through “6” are referred to as below investment grade (which generally are rated “Ba1” or lower by Moody’s or rated “BB+” or lower by S&P and Fitch).  References to investment grade or below investment grade throughout our consolidated financial statements are determined as described above.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At December 31, 2008, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
Investment grade:
Corporate securities	$3,936.7	$21.5	$(615.5)	$3,342.7
United States Treasury securities and obligations of United States government corporations and agencies	50.8	5.5	-	56.3
States and political subdivisions	111.7	.1	(12.6)	99.2
Debt securities issued by foreign governments	3.9	.1	(.4)	3.6
Asset-backed securities	108.4	-	(29.9)	78.5
Collateralized debt obligations	45.1	.1	(13.2)	32.0
Commercial mortgage-backed securities	148.2	.3	(53.4)	95.1
Mortgage pass-through securities	27.3	.3	(.2)	27.4
Collateralized mortgage obligations	863.6	14.9	(105.1)	773.4

Total investment grade actively managed fixed maturities	5,295.7	42.8	(830.3)	4,508.2

Below-investment grade:
Corporate securities	484.7	14.4	(91.6)	407.5
States and political subdivisions	1.4	-	(.1)	1.3
Debt securities issued by foreign governments	.2	-	-	.2
Collateralized debt obligations	40.0	-	(14.5)	25.5
Commercial mortgage-backed securities	7.8	-	(1.0)	6.8
Collateralized mortgage obligations	106.4	-	(60.0)	46.4

Total below-investment grade actively managed fixed maturities	640.5	14.4	(167.2)	487.7

Total actively managed fixed maturities	$5,936.2	$57.2	$(997.5)	$4,995.9

Preferred stock of affiliates	$41.0	$-	$(10.1)	$30.9

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At December 31, 2009, the amortized cost, gross unrealized gains and losses, other-than-temporary impairments in other comprehensive loss and estimated fair value of actively managed fixed maturities were as follows (dollars in millions):

					Other-than-
					temporary
					impairments
		Gross	Gross		included in other
	Amortized	unrealized	unrealized	Estimated	comprehensive
	cost	gains	losses	fair value	loss

Corporate securities	$4,014.5	$90.2	$(147.0)	$3,957.7	$-
United States Treasury securities and obligations of United States government corporations and agencies	84.6	3.0	(.7)	86.9	-
States and political subdivisions	147.3	.2	(16.9)	130.6	-
Debt securities issued by foreign governments	2.8	.2	-	3.0	-
Asset-backed securities	83.7	.5	(17.4)	66.8	(12.6)
Collateralized debt obligations	61.0	.4	(29.2)	32.2	-
Commercial mortgage-backed securities	187.4	1.2	(24.7)	163.9	(.3)
Mortgage pass-through securities	16.3	.5	(.1)	16.7	-
Collateralized mortgage obligations	762.2	1.4	(67.4)	696.2	(54.9)

Total actively managed fixed maturities	$5,359.8	$97.6	$(303.4)	$5,154.0	$(67.8)

Accumulated other comprehensive loss is primarily comprised of the net effect of unrealized appreciation (depreciation) on our investments.  These amounts, included in shareholders’ equity as of December 31, 2009 and 2008 were as follows (dollars in millions):

	2009	2008

Net unrealized depreciation on actively managed fixed maturity securities on which an other-than-temporary impairment loss has been recognized	$(52.0)	$-
Net unrealized losses on all other investments	(151.4)	(954.5)
Adjustment to value of policies inforce at the Effective Date	.8	14.3
Adjustment to cost of policies produced	15.5	29.2
Deferred income tax asset	67.1	327.0

Accumulated other comprehensive loss	$(120.0)	$(584.0)

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Concentration of Actively Managed Fixed Maturity Securities

The following table summarizes the carrying values of our actively managed fixed maturity securities by category as of December 31, 2009 (dollars in millions):

				Percent of
			Gross	gross
		Percent of	unrealized	unrealized
	Carrying value	fixed maturities	losses	losses

Collateralized mortgage obligations	$696.2	13.5%	$(67.4)	22.2%
Energy/pipelines	463.3	9.0	(7.8)	2.6
Utilities	449.4	8.7	(7.9)	2.6
Healthcare/pharmaceuticals	320.4	6.2	(5.4)	1.8
Banks	309.5	6.0	(33.5)	11.0
Food/beverage	295.7	5.7	(4.0)	1.3
Insurance	260.1	5.0	(22.2)	7.3
Cable/media	227.1	4.4	(8.1)	2.7
Real estate/REITs	195.3	3.8	(11.3)	3.7
Commercial mortgage-backed securities	163.9	3.2	(24.7)	8.2
Capital goods	153.9	3.0	(2.3)	.7
Telecom	146.6	2.9	(6.6)	2.2
States and political subdivisions	130.6	2.6	(16.9)	5.6
Transportation	129.6	2.5	(1.1)	.3
Building materials	117.1	2.3	(2.8)	.9
Aerospace/defense	114.9	2.2	(2.1)	.7
U.S. Treasury and Obligations	86.9	1.7	(.7)	.3
Consumer products	86.7	1.7	(1.9)	.6
Asset-backed securities	66.8	1.3	(17.4)	5.7
Chemicals	58.2	1.1	(.8)	.3
Brokerage	58.2	1.1	(2.0)	.7
Technology	56.9	1.1	(1.9)	.6
Paper	51.9	1.0	(2.9)	1.0
Entertainment/hotels	50.9	1.0	(1.4)	.5
Other	463.9	9.0	(50.3)	16.5

Total actively managed fixed maturities	$5,154.0	100.0%	$(303.4)	100.0%

Below-Investment Grade Securities

At December 31, 2009, the amortized cost of the Company’s below-investment grade fixed maturity securities was $650.4 million, or 12 percent of the Company’s fixed maturity portfolio.  The estimated fair value of the below-investment grade portfolio was $526.4 million, or 81 percent of the amortized cost.

Below-investment grade corporate debt securities have different characteristics than investment grade corporate debt securities.  Based on historical performance, probability of default by the borrower is significantly greater for below-investment grade corporate debt securities and in many cases severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other indebtedness of the issuer.  Also, issuers of below-investment grade corporate debt securities frequently have higher levels of debt relative to investment-grade issuers, hence, all other things being equal, are more sensitive to adverse economic conditions, such as recession or increasing interest rates.  The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Contractual Maturity

The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2009, by contractual maturity.  Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.  Asset-backed securities, collateralized debt obligations, commercial mortgage-backed securities, mortgage pass-through securities and collateralized mortgage obligations are collectively referred to as “structured securities”.  Many of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

		Estimated
	Amortized	fair
	cost	value

Due in one year or less	$48.5	$48.7
Due after one year through five years	378.8	386.1
Due after five years through ten years	1,591.5	1,601.3
Due after ten years	2,230.4	2,142.1

Subtotal	4,249.2	4,178.2

Structured securities	1,110.6	975.8

Total actively managed fixed maturities	$5,359.8	$5,154.0

Net Investment Income

Net investment income consisted of the following (dollars in millions):

	2009	2008	2007

Fixed maturities	$325.6	$362.3	$496.1
Trading income related to policyholder and reinsurer accounts and other special-purpose portfolios	.4	(2.6)	(13.6)
Preferred stock of affiliates	6.6	3.8	5.0
Mortgage loans	46.3	48.0	51.5
Policy loans	17.5	20.3	23.2
Options related to equity-indexed products:
Option income (loss)	(18.7)	(28.7)	28.7
Change in value of options	30.9	(8.6)	(26.0)
Other invested assets	6.7	10.3	4.7
Cash and cash equivalents	.2	2.7	7.6

Gross investment income	415.5	407.5	577.2
Less investment expenses	5.5	5.7	7.2

Net investment income	$410.0	$401.8	$570.0

The estimated fair value of fixed maturity investments and mortgage loans not accruing investment income totaled $14.4 million and $1.9 million at December 31, 2009 and 2008, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Net Realized Investment Gains (Losses)

The following table sets forth the net realized investment gains (losses) for the periods indicated (dollars in millions):

	2009	2008	2007

Actively managed fixed maturity securities:
Realized gains on sale	$80.2	$41.5	$33.3
Realized losses on sale	(51.7)	(62.6)	(75.4)
Impairments:
Total other-than-temporary impairment losses	(114.7)	(50.4)	(80.4)
Other-than-temporary impairment losses recognized in other comprehensive loss	74.2	-	-

Net impairment losses recognized	(40.5)	(50.4)	(80.4)

Net realized investment losses from fixed maturities	(12.0)	(71.5)	(122.5)

Commercial mortgage loans	(2.8)	2.1	(.2)
Other-than-temporary declines in fair value of mortgage loans and other invested assets	(17.6)	(2.8)	(6.0)
Other	3.7	(5.1)	(.5)

Net realized investment losses	$(28.7)	$(77.3)	$(129.2)

During 2009, we recognized net realized investment losses of $28.7 million, which were comprised of $29.4 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $3.5 billion and $58.1 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($132.5 million, prior to the $74.4 million of impairment losses recognized through other comprehensive loss).

During 2008, we recognized net realized investment losses of $77.3 million, which were comprised of $24.1 million of net losses from the sales of investments (primarily fixed maturities), and $53.2 million of writedowns of investments for other than temporary declines in fair value (no single investment accounted for more that $7 million of such writedowns).  During 2007, net realized investment losses included:  (i) $42.8 million of net losses from the sales of investments (primarily fixed maturities) with proceeds of $2.6 billion; (ii) $12.7 million of writedowns of investments for other than temporary declines in fair value (no single investment accounted for more than $5.0 million of such writedowns); and (iii) $73.7 million of writedowns of investments (which were subsequently transferred pursuant to a coinsurance agreement as further discussed in the note to the consolidated financial statements entitled “Summary of Significant Accounting Policies - Reinsurance”) as a result of our intent not to hold such investments for a period of time sufficient to allow for any anticipated recovery in value.

At December 31, 2009, fixed maturity securities in default as to the payment of principal or interest had an aggregate amortized cost of $3.7 million and a carrying value of $4.3 million.  We also had mortgage loans with an aggregate carrying value of $10.1 million that were in the process of foreclosure at December 31, 2009.

Our fixed maturity investments are generally purchased in the context of a long-term strategy to fund insurance liabilities, so we do not generally seek to purchase and sell such securities to generate short-term realized gains.  In certain circumstances, including those in which securities are selling at prices which exceed our view of their underlying economic value, or when it is possible to reinvest the proceeds to better meet our long-term asset-liability matching objectives, we may sell certain securities.  During 2009, we sold $.4 billion of fixed maturity investments which resulted in gross investment losses (before income taxes) of $51.7 million.  We sell securities at a loss for a number of reasons including, but not limited to;  (i) changes in the investment environment; (ii) expectation that the market value could deteriorate further; (iii) desire to reduce our exposure to an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following summarizes the investments sold at a loss during 2009 which had been continuously in an unrealized loss position exceeding 20 percent of the amortized cost basis prior to the sale for the period indicated (dollars in millions):

		At date of sale
	Number of	Amortized	Fair
Period	issuers	cost	value

Less than 6 months prior to sale	6	$7.9	$6.3
Greater than or equal to 6 and less than 12 months prior to sale	15	34.0	20.7
Greater than 12 months	24	52.7	29.5

	45	$94.6	$56.5

During the first quarter of 2009, we adopted newly issued authoritative guidance, which changes the recognition and presentation of other-than-temporary impairments.  Refer to the note to the consolidated financial statements entitled “Summary of Significant Accounting Policies - Adopted Accounting Standards” for additional information.  The recognition provisions within this guidance apply only to our actively managed fixed maturity investments.

Impairment losses on equity securities are recognized in net income.  The manner in which impairment losses on actively managed fixed maturity securities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security.  If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings.  If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated.  We recognize the credit loss portion in net income and the noncredit loss portion in other comprehensive loss.  Prior to 2009, such other-than-temporary impairments were recognized in their entirety through earnings and the amount recognized was the difference between amortized cost and estimated fair value.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security.  The present value is determined using the best estimate of future cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security.  The methodology and assumptions for establishing the best estimate of future cash flows vary depending on the type of security.  The asset-backed securities cash flow estimates are based on bond specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds and structural support, including subordination and guarantees.  The corporate bond cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or the disposition of assets using bond specific facts and circumstances including timing, secured interest and loss severity.  The remaining non-credit impairment, which is recorded in accumulated other comprehensive income (loss), is the difference between the security’s estimated fair value and our best estimate of future cash flows discounted at the effective interest rate prior to impairment.  The remaining non-credit impairment typically represents changes in the market interest rates, current market liquidity and risk premiums.  The previous amortized cost basis less the impairment recognized in net income becomes the security’s new cost basis.  We accrete the new cost basis to the estimated future cash flows over the expected remaining life of the security.  As of December 31, 2009, other-than-temporary impairments included in accumulated other comprehensive loss of $68.0 million (before taxes and related amortization) primarily relate to asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations).

We regularly evaluate our investments for possible impairment.  Our assessment of whether unrealized losses are “other than temporary” requires significant judgment.  Factors considered include:  (i) the extent to which fair value is less than the cost basis; (ii) the length of time that the fair value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates or risk premium; (iv) the near-term prospects for specific events, developments or circumstances likely to affect the value of the investment; (v) the investment’s rating and whether the

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) whether or not we intend to retain the investment until its anticipated recovery occurs; (viii) whether it is more likely than not that circumstances will require us to sell the investment before recovery occurs; (ix) the underlying current and prospective asset and enterprise values of the issuer and the extent to which the recoverability of the carrying value of our investment may be affected by changes in such values; (x) unfavorable changes in cash flows on structured securities including mortgage-backed and asset-backed securities; and (xi) other subjective factors.

Future events may occur, or additional information may become available, which may necessitate future realized losses of securities in our portfolio.  Significant losses in the estimated fair values of our investments could have a material adverse effect on our earnings in future periods.

The following table summarizes the amount of credit losses recognized in earnings on actively managed fixed maturity securities held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in other comprehensive loss for the year ended December 31, 2009 (dollars in millions):

Year ended
December 31,
2009

Credit losses on actively managed fixed maturity securities, beginning of year	$(.4)
Add: credit losses on other-than-temporary impairments not previously recognized	(5.8)
Less: credit losses on securities sold	1.7
Less: credit losses on securities impaired due to intent to sell	-
Add: credit losses on previously impaired securities	(5.1)
Less: increases in cash flows expected on previously impaired securities	-

Credit losses on actively managed fixed maturity securities, end of year	$(9.6)

Investments with Unrealized Losses

The following table sets forth the amortized cost and estimated fair value of those actively managed fixed maturities with unrealized losses at December 31, 2009, by contractual maturity.  Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.  Many of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions):

		Estimated
	Amortized	fair
	cost	value

Due in one year or less	$2.8	$2.8
Due after one year through five years	109.2	104.4
Due after five years through ten years	668.2	632.6
Due after ten years	1,509.9	1,385.7

Subtotal	2,290.1	2,125.5

Structured securities	920.3	781.5

Total	$3,210.4	$2,907.0

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following summarizes the investments in our portfolio rated below-investment grade which have been continuously in an unrealized loss position exceeding 20 percent of the cost basis for the period indicated as of December 31, 2009 (dollars in millions):

	Number	Cost	Unrealized	Estimated
Period	of issuers	basis	loss	fair value

Less than 6 months	4	$4.6	$(1.0)	$3.6
Greater than or equal to 6 months and less than 12 months	4	45.1	(30.5)	14.6
Greater than 12 months	29	199.5	(62.7)	136.8

	37	$249.2	$(94.2)	$155.0

We held two below-investment grade collateralized mortgage obligations (backed by residential mortgage loans) that had a cost basis of $63.4 million, an estimated fair value of $47.3 million and unrealized losses of $16.1 million at December 31, 2009.  We also held one collateralized debt obligation that had a cost basis of $25.0 million, an estimated fair value of $3.5 million and unrealized losses of $21.5 million at December 31, 2009.  These securities were subject to total other-than-temporary impairment losses of $37.6 million in 2009, including $33.7 million recognized in other comprehensive loss and $3.9 million recognized in net income.  As of December 31, 2009, these securities had been in an unrealized loss position exceeding 20 percent of cost for over two years and were rated from CCC to C.  All of these securities are senior tranches in their respective securitization structures.  We believe the declines in fair value are largely due to widening credit spreads and increased premium for liquidity.  Based on our estimates for the performance of the underlying collateral, and our related estimate of future cash flows expected to be collected from each of the securities, discounted at the security’s original effective rate, the recoverable amount is equal to the security’s cost basis at December 31, 2009.

Our investment strategy is to maximize, over a sustained period and within acceptable parameters of risk, investment income and total investment return through active investment management.  Accordingly, we may sell securities at a gain or a loss to enhance the total return of the portfolio as market opportunities change or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities.  While we do not have the intent to sell securities with unrealized losses and it is not more likely than not that we will be required to sell securities with unrealized losses prior to their anticipated recovery, we may sell securities at a loss in the future because of actual or expected changes in our view of the particular investment, its industry, its type or the general investment environment.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2009 (dollars in millions):

	Less than 12 months		12 months or greater		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of securities	value	losses	value	losses	value	losses

United States Treasury securities and obligations of United States government corporations and agencies	$20.3	$(.8)	$-	$-	$20.3	$(.8)
States and political subdivisions	38.0	(1.6)	75.3	(15.2)	113.3	(16.8)
Corporate securities	1,006.2	(37.9)	985.7	(109.1)	1,991.9	(147.0)
Asset-backed securities	4.6	(.2)	50.3	(17.2)	54.9	(17.4)
Collateralized debt obligations	11.1	(1.4)	7.1	(27.8)	18.2	(29.2)
Commercial mortgage-backed securities	61.5	(1.4)	44.6	(23.3)	106.1	(24.7)
Mortgage pass-through securities	-	-	4.2	(.1)	4.2	(.1)
Collateralized mortgage obligations	439.9	(14.1)	158.2	(53.3)	598.1	(67.4)

Total actively managed fixed maturities	$1,581.6	$(57.4)	$1,325.4	$(246.0)	$2,907.0	$(303.4)

The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2008 (dollars in millions):

	Less than 12 months		12 months or greater		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of securities	value	losses	value	losses	value	losses

United States Treasury securities and obligations of United States government corporations and agencies	$-	$-	$1.3	$-	$1.3	$-
States and political subdivisions	53.7	(7.2)	33.4	(5.5)	87.1	(12.7)
Debt securities issued by foreign governments	1.1	-	1.7	(.4)	2.8	(.4)
Corporate securities	1,812.1	(264.6)	1,317.7	(442.5)	3,129.8	(707.1)
Asset-backed securities	22.0	(5.7)	56.5	(24.2)	78.5	(29.9)
Collateralized debt obligations	25.4	(7.1)	28.1	(20.6)	53.5	(27.7)
Commercial mortgage-backed securities	40.6	(10.5)	56.0	(43.9)	96.6	(54.4)
Mortgage pass-through securities	11.0	(.2)	.3	-	11.3	(.2)
Collateralized mortgage obligations	193.2	(38.1)	179.0	(127.0)	372.2	(165.1)

Total actively managed fixed maturities	$2,159.1	$(333.4)	$1,674.0	$(664.1)	$3,833.1	$(997.5)

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Based on management’s current assessment of investments with unrealized losses at December 31, 2009, the Company believes the issuers of the securities will continue to meet their obligations (or with respect to equity-type securities, the investment value will recover to its cost basis).  While we do not have the intent to sell securities with unrealized losses and it is not more likely than not that we will be required to sell securities with unrealized losses prior to their anticipated recovery, our intent on an individual security may change, based upon market or other unforeseen developments.  In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield, duration and liquidity requirements.  If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we had the intent to sell the securities before their anticipated recovery.

Commercial Mortgage Loans

At December 31, 2009, the mortgage loan balance was primarily comprised of commercial loans.  Approximately 8 percent, 8 percent, 7 percent, 6 percent and 6 percent of the mortgage loan balance were on properties located in Indiana, Minnesota, Ohio, California and Florida, respectively.  No other state comprised greater than 5 percent of the mortgage loan balance.  One percent of the commercial loan balance was noncurrent at December 31, 2009.  We had no allowance for losses on mortgage loans at both December 31, 2009 and 2008.

Securities Lending

The Company participates in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to third parties via a lending agent for a short period of time.  We maintain ownership of the loaned securities.  We require collateral equal to 102 percent of the fair value of the loaned securities.  The collateral is invested by the lending agent in accordance with our guidelines.  The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained as necessary.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.  As of December 31, 2009 and 2008, the fair value of the loaned securities was $48.2 million and $110.1 million, respectively.  As of December 31, 2009 and 2008, the Company had received collateral of $50.0 million and $115.6 million, respectively.  Income generated from the program, net of expenses is recorded as net investment income and totaled $.4 million, $.7 million and $.4 million in 2009, 2008 and 2007, respectively.

Other Investment Disclosures

Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities.  Such assets had aggregate carrying values of $50.7 million and $44.2 million at December 31, 2009 and 2008, respectively.

The Company had one investment in excess of 10 percent of shareholder's equity at December 31, 2009 and 2008 (other than investments issued or guaranteed by the United States government or a United States government agency) which are summarized below (dollars in millions):

	2009		2008
	Amortized	Estimated	Amortized	Estimated
Issuer	cost	fair value	cost	fair value

Investors Guaranty Association	$190.7	$174.3	$190.7	$205.0

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

5.         LIABILITIES FOR INSURANCE PRODUCTS

These liabilities consisted of the following (dollars in millions):

			Interest
	Withdrawal	Mortality	rate
	assumption	assumption	assumption	2009	2008
Future policy benefits:
Interest-sensitive products:
Investment contracts	N/A	N/A	(c)	$3,223.0	$3,638.6
Universal life contracts	N/A	N/A	N/A	3,123.8	3,306.6

Total interest-sensitive products				6,346.8	6,945.2

Traditional products:
Traditional life insurance contracts	Company experience	(a)	4%	962.5	996.5
Limited-payment annuities	Company experience, if applicable	(b)	4%	450.2	484.2

Individual and group accident and health	Company experience	Company experience	5%	631.0	594.0

Total traditional products				2,043.7	2,074.7

Claims payable and other policyholder funds	N/A	N/A	N/A	361.5	372.5

Total				$8,752.0	$9,392.4
_____________
(a)	Principally modifications of the 1965 - 70 Basic Tables.
(b)	Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
(c)	In 2009 and 2008, all of this liability represented account balances where future benefits are not guaranteed.

The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses.  These reserves include amounts for estimated future payment of claims based on actuarial assumptions.  The balance is based on the Company’s best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

6.         INCOME TAXES

The components of income tax expense (benefit) were as follows (dollars in millions):

	2009	2008	2007

Current tax benefit	$(33.7)	$(15.8)	$(19.2)
Deferred tax benefit	(4.0)	(.4)	(74.7)

Income tax benefit on period income	(37.7)	(16.2)	(93.9)

Valuation allowance	-	24.3	18.7

Total income tax expense (benefit)	$(37.7)	$8.1	$(75.2)

A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

	2009	2008	2007

U.S. statutory corporate rate	(35.0)%	(35.0)%	(35.0)%
State taxes	(.5)	(.6)	(.6)
Valuation allowance	-	45.4	7.2
Provision for tax issues, tax credits and other	(1.7)	5.3	(.5)

Effective tax rate	(37.2)%	15.1%	(28.9)%

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The components of the Company’s income tax assets and liabilities were as follows (dollars in millions):

	2009	2008
Deferred tax assets:
Net operating loss carryforwards	$42.6	$61.3
Capital loss carryforwards	38.4	56.9
Net state operating loss carryforwards	3.6	3.8
Tax credits	13.2	11.4
Insurance liabilities	1,118.0	1,087.7
Unrealized depreciation of investments	67.1	327.0
Other	171.5	155.7

Gross deferred tax assets	1,454.4	1,703.8

Deferred tax liabilities:
Actively managed fixed maturities	(7.1)	(4.4)
Value of policies inforce at the Effective Date and cost of policies produced	(124.1)	(146.9)
Reinsurance receivables	(1,022.4)	(972.3)

Gross deferred tax liabilities	(1,153.6)	(1,123.6)

Net deferred tax assets before valuation allowance	300.8	580.2

Valuation allowance	(44.3)	(67.0)

Net deferred tax assets	256.5	513.2

Current income taxes prepaid (accrued)	29.0	(3.5)

Income tax assets, net	$285.5	$509.7

At December 31, 2009, the Company had NOLs of $121.8 million available for use on future tax returns.  These carryforwards will expire as follows:  $20.6 million in 2018; $6.4 million in 2021; and $94.8 in 2022.

In addition, at December 31, 2009, the Company had capital loss carryforwards of $109.7 million available for use on future tax returns.  These carryforwards will expire as follows:  $49.8 million in 2012; $47.8 million in 2013; and $12.1 million in 2014.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Changes in our valuation allowance are summarized as follows (dollars in millions):

Balance at December 31, 2006	$337.9

Increase in 2007	18.7
Expiration of capital loss carryforwards	(120.9)

Balance at December 31, 2007	235.7

Increase in 2008	24.3	(a)
Expiration of capital loss carryforwards	(193.0)

Balance at December 31, 2008	67.0

Expiration of capital loss carryforwards	(22.7)

Balance at December 31, 2009	$44.3
_____________
(a)	The increase to our valuation allowance during 2008 related to the recognition of additional realized investment losses for which we are unlikely to receive any tax benefit.

Recovery of our deferred tax assets is dependent on achieving the projections of future taxable income embedded in our analysis and failure to do so would result in an increase in the valuation allowance in a future period.  Any future increase in the valuation allowance may result in additional income tax expense and reduce shareholders’ equity, and such an increase could have a significant impact upon our earnings in the future.

The Company is included in CNO Financial’s consolidated federal income tax return and certain state income tax returns.  Pursuant to a tax sharing agreement with CNO Financial, the Company calculates its income taxes as if it were a separate filing company with payment for tax attributes utilized in a consolidated return.

7.         COMMITMENTS AND CONTINGENCIES

Litigation

Legal Proceedings

The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts.  Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred.  Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the financial condition, operating results or cash flows of the Company.  The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict.  In the event of an adverse outcome in one or more of these matters, the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows.  In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies, which could adversely affect the future profitability of the related insurance policies.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

In the cases described below, we have disclosed any specific dollar amounts sought in the complaints.  In our experience, monetary demands in complaints bear little relation to the ultimate loss, if any, to the Company.  However, for the reasons stated above, it is not possible to make meaningful estimates of the amount or range of loss that could result from some of these matters at this time.  The Company reviews these matters on an ongoing basis and when assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

Cost of Insurance Litigation

Two lawsuits are pending in Hawaii captioned AE Ventures for Archie Murakami, et al. v. Conseco, Inc., Conseco Life Insurance Company; and Doe Defendants 1-100, Case No. CV05-00594 and Clifford S. Arakaki et al. v. Conseco Life Insurance Company, Doe Defendants 1-100, Case No. CV05-00026 (United States District Court, District of Hawaii).  These suits involve an aggregate of approximately 700 plaintiffs all of whom purport to have opted out of the previously settled In Re Conseco Life Insurance Co. Cost of Insurance Litigation multi-district action.  The complaints allege nondisclosure, breach of fiduciary duty, violations of HRS 480 (unfair and/or deceptive business practices), declaratory and injunctive relief, insurance bad faith, punitive damages, and seeks to impose alter ego liability.  A settlement in principle has been reached.  The ultimate outcome of these lawsuits cannot be predicted with certainty and an adverse outcome could exceed the amount we have accrued and could have a material adverse impact on the Company’s consolidated financial condition, cash flows or results of operations.

Other Litigation

On November 17, 2005, a complaint was filed in the United States District Court for the Northern District of California, Robert H. Hansen, an individual, and on behalf of all others similarly situated v. Conseco Insurance Company, an Illinois corporation f/k/a Conseco Annuity Assurance Company, Cause No. C0504726.  Plaintiff in this putative class action purchased an annuity in 2000 and is claiming relief on behalf of the proposed national class for alleged violations of the Racketeer Influenced and Corrupt Organizations Act; elder abuse; unlawful, deceptive and unfair business practices; unlawful, deceptive and misleading advertising; breach of fiduciary duty; aiding and abetting of breach of fiduciary duty; and unjust enrichment and imposition of constructive trust.  On January 27, 2006, a similar complaint was filed in the same court entitled Friou P. Jones, on Behalf of Himself and All Others Similarly Situated v. Conseco Insurance Company, an Illinois company f/k/a Conseco Annuity Assurance Company, Cause No. C06-00537.  Mr. Jones had purchased an annuity in 2003.  Each case alleged that the annuity sold was inappropriate and that the annuity products in question are inherently unsuitable for seniors age 65 and older.  On March 3, 2006 a first amended complaint was filed in the Hansen case adding causes of action for fraudulent concealment and breach of the duty of good faith and fair dealing.  In an order dated April 14, 2006, the court consolidated the two cases under the original Hansen cause number and retitled the consolidated action:  In re Conseco Insurance Co. Annuity Marketing & Sales Practices Litig.  A motion to dismiss the amended complaint was granted in part and denied in part, and the plaintiffs filed a second amended complaint on April 27, 2007, which has added as defendants Conseco Services, LLC and Conseco Marketing, LLC.  The court has not yet made a determination whether the case should go forward as a class action, and we intend to oppose any form of class action treatment of these claims.  Plaintiffs filed their motion for class certification on June 7, 2010.  The Company’s motion in opposition is due to be filed by August 21, 2010.  The hearing on the motion for class certification is set to occur on October 8, 2010.  We believe the action is without merit, and intend to defend it vigorously.  The ultimate outcome of the action cannot be predicted with certainty.

On March 4, 2008, a complaint was filed in the United States District Court for the Central District of California, Celedonia X. Yue, M. D. on behalf of the class of all others similarly situated, and on behalf of the General Public v. Conseco Life Insurance Company, successor to Philadelphia Life Insurance Company and formerly known as Massachusetts General Life Insurance Company, Cause No. CV08-01506 CAS.  Plaintiff in this putative class action owns a Valulife universal life policy insuring the life of Ruth S. Yue originally issued by Massachusetts General Life Insurance Company in 1995.  Plaintiff is claiming breach of contract on behalf of the proposed national class and seeks injunctive and restitutionary relief pursuant to California Business & Professions Code Section 17200 and declaratory relief.  The putative class consists of all owners of Valulife and Valuterm universal life insurance policies issued by either Massachusetts General or Philadelphia Life and that were later acquired and serviced by Conseco Life.  Plaintiff alleges that members of the class will be damaged by increases in the cost of insurance that are set to take place in the twenty first policy year of Valulife and Valuterm policies.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

No such increases have yet been applied to the subject policies, and none is scheduled to take effect until the latter half of 2010 when the oldest of these policies reaches its twenty-first anniversary.  Plaintiff filed a motion for certification of the class and on December 7, 2009, the court granted that motion.  The case is set for trial commencing September 14, 2010.  We believe the action is without merit, and intend to defend it vigorously.  The ultimate outcome of the action cannot be predicted with certainty.

On December 8, 2008, a purported Florida state class action was filed in the U.S. District Court for the Southern District of Florida, Sydelle Ruderman individually and on behalf of all other similarly situated v. Washington National Insurance Company, Case No. 08-23401-CIV-Cohn/Selzer. In the complaint, plaintiff alleges that the inflation escalation rider on her policy of long-term care insurance operates to increase the policy’s lifetime maximum benefit, and that Washington National breached the contract by stopping her benefits when they reached the lifetime maximum.  The Company takes the position that the inflation escalator only affects the per day maximum benefit.  Plaintiffs filed their motion for class certification, and the motion has been fully briefed by both sides.  The court has not yet ruled on the motion or set it for hearing.  Additional parties have asked the court to allow them to intervene in the action, and the existing parties opposed their motion.  On January 5, 2010, the court granted the motion to intervene and granted the plaintiff’s motion for class certification.  The court certified a (B) (3) Florida state class alleging damages and a (B) (2) Florida state class alleging injunctive relief.  The parties have reached a settlement in principle of the (B) (3) class.  The plaintiffs filed a motion for summary judgment as to the (B) (2) class and the Company filed its motion in opposition.  We believe the action is without merit, and intend to defend it vigorously.  The ultimate outcome of the action cannot be predicted with certainty.

On December 24, 2008, a purported class action was filed in the U.S. District Court for the Northern District of California, Cedric Brady, et. al. individually and on behalf of all other similarly situated v. Conseco, Inc. and Conseco Life Insurance Company Case No. 3:08-cv-05746.  In their complaint, plaintiffs allege that Conseco Life committed breach of contract and insurance bad faith and violated various consumer protection statutes in the administration of various interest sensitive whole life products sold primarily under the name “Lifetrend” by requiring the payment of additional cash amounts to maintain the policies in force.  On April 23, 2009, the plaintiffs filed an amended complaint adding the additional counts of breach of fiduciary duty, fraud, negligent misrepresentation, conversion and declaratory relief.  On May 29, 2009, Conseco Life filed a motion to dismiss the amended complaint.  On July 29, 2009, the court granted in part and denied in part the motion to dismiss.  The court dismissed the allegations that Conseco Life violated various consumer protection statutes, the breach of fiduciary duty count.  On October 15, 2009, Conseco Life filed a motion with the Judicial Panel on Multidistrict Litigation (“MDL”), seeking the establishment of an MDL proceeding consolidating this case and the McFarland case described below into a single action.  On February 3, 2010, the Judicial Panel on MDL ordered this case be consolidated for pretrial proceedings.  On July 7, 2010, plaintiffs filed an amended motion for class certification of a nationwide class and a California state class.  The Company filed its motion in opposition on July 21, 2010.  The hearing on the motion for class certification occurred on August 6, 2010.  The Company believes the action is without merit and intends to defend it vigorously.  The ultimate outcome of the action cannot be predicted with certainty.

On July 2, 2009, a purported class action was filed in the U.S. District Court for the Middle District of Florida, Bill W. McFarland, and all those similarly situated v. Conseco Life Insurance Company, Case No. 3:09-cv-598-J-32MCR.  In his complaint, plaintiff alleges that Conseco Life committed breach of contract and has been unjustly enriched in the administration of various interest sensitive whole life products sold primarily under the name “Lifetrend.”  The plaintiff seeks declaratory and injunctive relief, compensatory damages, punitive damages and attorney fees.  On October 15, 2009, Conseco Life filed a motion with the Judicial Panel on Multidistrict Litigation, seeking the establishment of an MDL proceeding consolidating this case and the Brady case described above into a single action in the Northern District of California Federal Court.  On February 3, 2010, the Judicial Panel on MDL ordered this case be consolidated for pretrial proceedings in the Northern District of California Federal Court. On July 7, 2010, plaintiffs filed an amended motion for class certification of a nationwide class and a California state class.  The Company filed its motion in opposition on July 21, 2010.  The hearing on the motion for class certification occurred on August 6, 2010.  The Company believes the action is without merit and intends to defend it vigorously.  The ultimate outcome of the action cannot be predicted with certainty.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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On January 18, 2008, a complaint was filed in the Hennepin County District Court, Minnesota, by the State of Minnesota (the “State”), styled, as amended, State of Minnesota, by its Pollution Control Agency and its Attorney General Lori Swanson vs. Associated Medical Assurance Limited, Associated Health Assurance Limited, Associated Hospital Assurance Limited, Federated Rural Electric Insurance Exchange, Mt. McKinley Insurance Company, Munich Reinsurance America Incorporated, North Star Reinsurance Corporation, Northwestern National Insurance Company of Milwaukee, Wisconsin, Stonebridge Life Insurance Company, and United Insurance Company, cause no. 27-cv-08-1912,  seeking to recover environmental response costs and other damages in connection with the remediation of three closed landfills.  As a result of the 1967 sale of Beneficial Fire & Casualty Company (“BF&C”) by a predecessor of Conseco Insurance Company (“CIC”), CIC is obligated to defend and indemnify one of the parties, Stonebridge Life Insurance Company (“Stonebridge”), for this action under a pre-sale BF&C insurance policy.  On July 26, 2010, the court denied Stonebridge’s motion for summary judgment and granted the State’s motion for partial summary judgment on the issue of liability at one of the three landfills.  The court also granted the State’s motion for partial summary judgment as to the non-applicability of aggregate limits to its claims for coverage under the policy in issue. No decision on damages at any of the landfills has been ruled on.  We believe the action and the court’s ruling are without merit and intend to defend the case vigorously, including, if appropriate, on appeal.  The ultimate outcome of the action cannot be predicted with certainty.

In addition, Washington National and its subsidiaries are involved on an ongoing basis in other lawsuits, including purported class actions, related to our operations.  The ultimate outcome of all of these other legal matters pending against Washington National or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company’s consolidated financial condition, cash flows or results of operations.

Regulatory Examinations and Fines

Insurance companies face significant risks related to regulatory investigations and actions.  Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers.  We are, in the ordinary course of our business, subject to various examinations, inquiries and information requests from state, federal and other authorities.  The ultimate outcome of these regulatory actions cannot be predicted with certainty.  In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

In late October 2008, Conseco Life mailed notice to approximately 12,000 holders of its “Lifetrend” life insurance products to inform them of:  (i) changes to certain “non-guaranteed elements” (“NGEs”) of their policies; and (ii) the fact that certain policyholders who were not paying premiums may have failed to receive a notice that their policy was underfunded and that additional premiums were required in order for the policyholders to maintain their guaranteed cash values.  In December 2008, Conseco Life mailed notice to approximately 16,000 holders of its CIUL3+ universal life policies to inform them of an increase in certain NGEs with respect to their policies.  Prior to or around the time that the notices were sent, Conseco Life had informed the insurance regulators in a number of states, including among others Indiana, Iowa and Florida, of these matters and the planned communication with the impacted policyholders.  Several states initiated regulatory actions and inquiries after the notices were sent by Conseco Life, and Conseco Life agreed to take no further actions with respect to those policies during the pendency of a market conduct examination.

After working with various state insurance regulators to review the terms of the Lifetrend and CIUL3+ policies, Conseco Life reached a settlement in principle with the regulators regarding issues involving these policies.  During this regulatory review process, Conseco Life had been allowed to move forward with implementing the NGE changes in its CIUL3+ policies while the regulators continued their review.  Conseco Life had also resumed the administration of its Lifetrend policies with administrative changes in place but did not implement the NGE changes pending execution of the final settlement agreement with the regulators.  On June 30, 2010, Conseco Life finalized a regulatory settlement agreement that required the establishment of a $10 million fund for certain owners of its Lifetrend life insurance products and the payment of

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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a $1 million assessment to participating jurisdictions.  A total of 45 jurisdictions, representing almost 98 percent of the Lifetrend policyholders, have signed the settlement agreement.  Conseco Life has started the process of notifying consumers of the settlement and the increase in their non-guaranteed elements.  We accrued for the financial impact of the settlement in our consolidated financial statements for year-end 2009.

Guaranty Fund Assessments

The balance sheet at December 31, 2009, included: (i) accruals of $7.8 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2009; and (ii) receivables of $3.8 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments.  At December 31, 2008, such guaranty fund assessment accruals were $6.7 million and such receivables were $2.9 million.  These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies.  We recognized expense (benefit) for such assessments of $(1.9) million, $.3 million and $(.3) million in 2009, 2008 and 2007, respectively.

Leases

The Company rents office space, equipment and computer software under noncancellable operating lease agreements.  The Company subleases an office building to an unaffiliated company.  The building is leased from a joint venture partnership in which the Company has a one-third interest.  Total rent expense was $3.4 million, $3.3 million and $5.0 million in 2009, 2008 and 2007, respectively.  Future required minimum payments as of December 31, 2009, were as follows (dollars in millions):

2010	$4.0
2011	4.1
2012	4.1
2013	2.5

Total	$14.7

8.         OTHER DISCLOSURES

Related Party Transactions

The Company operates without direct employees through management and service agreements with subsidiaries of CNO Financial.  Fees for such services are generally based on CNO Financial’s direct and directly allocable costs plus a 10 percent margin, with the exception of investment management services for which the Company pays 20 basis points of the value of the assets under management.  Total fees incurred by the Company under such agreements were $124.9 million, $139.2 million and $172.1 million in 2009, 2008 and 2007, respectively.

At December 31, 2009 and 2008, the Company held preferred stock of CDOC (a wholly owned subsidiary of CNO Financial and the parent of Washington National) of $44.3 million and $30.9 million, respectively.

During 2009, 2008 and 2007, the Company transferred unaffiliated investments, including accrued interest, to (from) affiliated companies in exchange for cash or other unaffiliated investments, including accrued interest.  The excess of the cost basis of the assets received over (under) the assets transferred of $(4.1) million, $.4 million and $2.6 million in 2009, 2008 and 2007, respectively, was accounted for as a capital contribution.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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9.         OTHER OPERATING STATEMENT DATA

Insurance policy income consisted of the following (dollars in millions):

	2009	2008	2007
Traditional products:
Direct premiums collected	$831.1	$915.4	$1,261.2
Reinsurance assumed	104.7	114.3	123.6
Reinsurance ceded	(115.9)	(116.9)	(104.4)

Premiums collected, net of reinsurance	819.9	912.8	1,280.4

Change in unearned premiums	2.3	2.5	3.7
Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance liabilities	(464.6)	(532.4)	(878.3)
Premiums on traditional products with mortality or morbidity risk	357.6	382.9	405.8
Fees and surrender charges on interest-sensitive products	275.0	272.1	277.6

Insurance policy income	$632.6	$655.0	$683.4

The five states with the largest shares of 2009 collected premiums were California (13 percent), Texas (12 percent), Florida (7 percent), Pennsylvania (7 percent) and Illinois (5 percent).  No other state accounted for more than 4 percent of total collected premiums.

Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

	2009	2008	2007

Balance, beginning of period	$388.9	$435.7	$736.2
Additional acquisition expense	-	-	.4
Amortization	(55.6)	(60.1)	(90.0)
Effect of reinsurance transactions	(15.3)	-	(191.2)
Amounts related to fair value adjustment of actively managed fixed maturities	(13.5)	13.3	(19.7)

Balance, end of period	$304.5	$388.9	$435.7

Changes in the cost of policies produced were as follows (dollars in millions):

	2009	2008	2007

Balance, beginning of period	$291.0	$244.0	$192.6
Additions	33.3	57.0	98.5
Amortization	(52.2)	(33.0)	(31.0)
Effect of reinsurance transactions	(1.5)	-	(19.3)
Amounts related to fair value adjustment of actively managed fixed maturities	(13.7)	23.0	3.2

Balance, end of period	$256.9	$291.0	$244.0

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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10.      STATEMENT OF CASH FLOWS

Income taxes received totaled $1.3 million, $25.6 million and $26.7 million in 2009, 2008 and 2007, respectively.

11.      STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP.  The Company reported the following combined amounts to regulatory agencies (dollars in millions):

	2009	2008

Statutory capital and surplus	$400.1	$457.0
Asset valuation reserve	8.2	22.5
Interest maintenance reserve	64.0	32.1

Total	$472.3	$511.6

Our combined statutory net loss was $71.4 million, $35.0 million and $101.8 million in 2009, 2008 and 2007, respectively.

Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders.  Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations.  Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year, excluding $25.7 million of additional surplus recognized due to temporary modifications in statutory prescribed practices related to certain deferred tax assets.  This type of dividend is referred to as “ordinary dividends”.  Any dividends in excess of these levels require the approval of the director or commissioner of the applicable state insurance department.  This type of dividend is referred to as “extraordinary dividends”.  During 2008 and 2007, the Company paid cash dividends to its Parent totaling $25.0 million and $76.0 million, respectively.  No such cash dividends were paid in 2009.  In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation.

Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention.  The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company’s total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC (as measured on December 31 of each year) as follows:  (i) if a company’s total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC, the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position (the “Company Action Level”); (ii) if a company’s total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC, the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company’s total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC, the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company’s total adjusted capital is less than 35 percent of its RBC, the regulatory authority must place the company under its control.  In addition, the RBC requirements provide for a trend test if a company’s total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year.  The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC:  (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year.  Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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The 2009 and 2008 statutory annual statements filed with the state insurance regulators of each of our insurance companies reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.

In the first quarter of 2009, CIC terminated an intercompany commission financing arrangement with a non-life subsidiary of CNO Financial.  In connection with the termination of the agreement, CIC paid $17 million (included in other operating costs and expenses) to the non-life subsidiary, representing the present value of the future commissions CIC would have otherwise paid to the non-life subsidiary over the next several years.  The termination of the commission financing agreement had the effect of reducing the statutory capital and surplus of CIC.

12.	SUBSEQUENT EVENTS

In 2009, a proposed affiliated company merger of CIC and Conseco Health into Washington National was filed for regulatory approval.  In 2010, a redomestication of Washington National from Illinois to Indiana was filed for regulatory approval.  The prior merger filing was withdrawn and the proposed merger of CIC and Conseco Health into Washington National was re-filed for regulatory approval in Indiana, Illinois, Arizona and California, subject to regulatory approval of the redomestication.